THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

Discovery Select Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2021

Supplement dated August 10, 2021
This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to update investment subadviser information associated with the T. Rowe Price International Stock Portfolio.

PROSPECTUS CHANGES

In the section entitled “The Funds” (page 11), the reference to T. Rowe International Ltd. as investment subadviser for the T. Rowe Price International Stock Portfolio is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2021-PROSUPP-2-DS